Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LSB Industries, Inc. (“LSB”) on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Jack E. Golsen, Chairman of the Board and Chief Executive Officer of LSB, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LSB.

/s/_Jack E. Golsen____
Jack E. Golsen
Chairman of the Board and
Chief Executive Officer
(Principal Executive officer)

August 8, 2007

This certification is furnished to the Securities and Exchange Commission solely for purpose of 18 U.S.C. §1350 subject to the knowledge standard contained therein, and not for any other purpose.